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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 24, 2003
Date of Report (Date of Earliest Event Reported)

FIRST COMMUNITY BANCORP
(Exact Name of Registrant as Specified in Charter)

CALIFORNIA
(State or Other Jurisdiction of Incorporation)

00-30747 (Commission File Number)	33-0885320 (IRS Employer Identification No.)

6110 El Tordo
PO Box 2388
Rancho Santa Fe, California 92067
(Address of Principal Executive Offices)

(858) 756-3023
(Registrant's Telephone Number, including Area Code)

        The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of First Community Bancorp under the Securities Act of 1933, as amended.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

        The following exhibit is furnished as part of this report:

99.1
Press release of First Community Bancorp, dated April 24, 2003, announcing results of operations and financial condition for the three months ended March 31, 2003.

Item 9. Regulation FD Disclosure

        On April 24, 2003, First Community Bancorp announced its results of operations and financial condition the three months ended March 31, 2003. Attached hereto as Exhibit 99.1 is a copy of the press release. In accordance with SEC Release No. 33-8216, the information included in this section is intended to be included under "Item 12. Disclosure of Results of Operations and Financial Condition" and compliance with the Item 12 requirement is met by including such disclosure under this Item 9.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: April 24, 2003

FIRST COMMUNITY BANCORP
By:	/s/ LYNN M. HOPKINS
	Name:	Lynn M. Hopkins
	Title:	Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press release of First Community Bancorp, dated April 24, 2003, announcing results of operations and financial condition for the three months ended March 31, 2003.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure
SIGNATURE
Exhibit Index